Note 15 - Trade and Other Receivables	9 Months Ended
Sep. 30, 2024
Statement Line Items [Line Items]
Disclosure of trade and other receivables [text block]
15	Trade and other receivables

	2024	December 31, 2023

Bullion sales receivable	4,171	5,403
VAT receivables	5,234	4,259
Deposits for stores, equipment and other receivables	43	290
Other financial assets	203	–
	9,651	9,952

The carrying value of trade receivables is considered a reasonable approximation of fair value and are short term in nature. No provision for expected credit losses was recognised in the current or prior period as none of the debtors were past due and there has been no doubtful debt on debtors. Up to the date of approval of these financial statements all of the outstanding bullion sales receivable were settled in full. The Company allocated the VAT receivables equating to $1.8 million in the period against liabilities due for the period Quarterly Payment Dates (“QPD’s”) administrated by the Zimbabwe Revenue Authority.